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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 10, 2002


                           United Parcel Service, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                    001-15451                    58-2480149
------------------------      ------------------------    --------------------
(State of incorporation)      (Commission File Number)       (IRS Employer
                                                           Identification No.)

               55 Glenlake Parkway, N.E.
                    Atlanta, Georgia                   30328
      ----------------------------------------     -------------
      (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (404) 828-6000


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         On July 10, 2002, the registrant issued a press release which is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

         99.1     Press release issued on July 10, 2002.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 11, 2002                                  UNITED PARCEL SERVICE, INC.



                                         By:         /s/ D. SCOTT DAVIS
                                             ----------------------------------
                                             Name: D. Scott Davis
                                             Title: Senior Vice President


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                                  EXHIBIT INDEX

EXHIBIT NO.       DOCUMENT
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
99.1              Press Release issued on July 10, 2002.


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